Consolidated Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Consolidated Statements of Operations
Revenue	$ 0	$ 2,038	$ 1,085
Research and development expenses	18,180	8,313	9,650
General and administrative expenses	4,196	4,440	3,799
Total operating loss	22,376	10,715	12,364
Financial income, net	(1,915)	(934)	(65)
Loss before income taxes	20,461	9,781	12,299
Income taxes	0	75	0
Net loss	$ 20,461	$ 9,856	$ 12,299
Basic and diluted net loss per share (in dollars per share)	$ 0.97	$ 0.54	$ 0.98
Weighted-average number of shares outstanding used in computing basic and diluted net loss per share	21,114,399	18,137,689	12,487,349